UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 22, 2004
                                                         -----------------



                       HANOVER  GOLD  COMPANY,  INC.
                       -----------------------------
         (Exact Name of Registrant as Specified in  Charter)



     Delaware                    000-23022               11-2740461
     --------                    ---------               ----------
(State or Other Jurisdiction   (Commission             (IRS Employer
     of  Incorporation)        File  Number)          Identification No.)


   11115  E.  Montgomery,  Suite  G,  Spokane  Valley,  Washington  99206  USA
   ---------------------------------------------------------------------------
                  (Address  of  principal  executive  offices)


Registrant's  telephone  number,  including  area  code          (509)  891-8817
                                                                 ---------------

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Item  4.01  Changes  in  Registrant's  Certifying  Accountant

Registrant's independent accountant, DeCoria, Maichel & Teague, who was engaged as principal accountant to audit the registrant's financial statements for the registrant's two most recent years, resigned effective December 22, 2004.

DeCoria, Maichel & Teague's report on the financial statements for the past two did not contain in adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements with DeCoria, Maichel & Teague, resolved or unresolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          HANOVER  GOLD  COMPANY,  INC.
          -----------------------------
          (Registrant)

Date:     December  22,  2004          By  /s/Jackie  Stephens
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                                         (Jackie  Stephens,  President)